UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

_______________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 20, 2019

ULTRAGENYX PHARMACEUTICAL INC.

(Exact name of registrant as specified in charter)

Delaware	001-36276	27-2546083
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

60 Leveroni Court, Novato, California	94949
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (415) 483-8800

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.001 par value	RARE	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 20, 2019, Wladimir Hogenhuis, M.D., Chief Operating Officer of Ultragenyx Pharmaceutical Inc. (the “Company”), tendered his resignation from the Company, effective January 10, 2020 (the “Separation Date”), due to personal reasons.

In connection with his resignation, Dr. Hogenhuis and the Company entered into a Separation Agreement dated as of November 22, 2019 (the “Separation Agreement”).  Pursuant to the Separation Agreement, the Company will provide Dr. Hogenhuis with (i) a cash payment in the amount of $519,021, representing 100% of Dr. Hogenhuis’ current annual base salary, to be paid on the first scheduled Company payroll date after the Separation Date and (ii) a cash payment in an amount equal to Dr. Hogenhuis’ target bonus for fiscal year 2019, with the final amount to be determined based on the achievement of the Company’s corporate performance goals, to be paid at the same time that bonuses for fiscal year 2019 performance are paid to the Company’s other executives.  The Company also waived the obligation of Dr. Hogenhuis to repay his sign on bonus in the amount of $200,000 required under the terms of the Offer Letter between Dr. Hogenhuis and the Company dated August 2, 2018.  In order to be entitled to the benefits and payments described above, Dr. Hogenhuis must not revoke the general release of claims included in the Agreement within seven calendar days after his execution of the Agreement.

The foregoing is only a summary of certain terms of the Separation Agreement and is qualified in its entirety by the full text of the Separation Agreement attached hereto as Exhibit 10.1 and incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
10.1	Separation Agreement and General Release between Wladimir Hogenhuis, M.D. and Ultragenyx Pharmaceutical Inc., dated November 22, 2019.
104	The cover page from the Company’s Current Report on Form 8-K dated November 20, 2019 formatted in Inline XBRL.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 25, 2019	Ultragenyx Pharmaceutical Inc.

	By:	/s/ Shalini Sharp
Shalini Sharp
Executive Vice President, Chief Financial Officer